UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Gondwana Energy, Ltd.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Gondwana Energy, Ltd.

Suite 700, One Executive Place

1816 Crowchild Trail N.W.

Calgary, Alberta, Canada T2M 3Y7

Notice of Special Meeting of Shareholders

To Be Held on January 23, 2007

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of Gondwana Energy, Ltd. will be held on Tuesday, January 23, 2007, commencing at 10:00 a.m. local time, at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1225 17th Street, Suite 2300, Denver, Colorado 80202 (telephone: (303) 292-2400).

A Special Meeting of Shareholders of Gondwana Energy, Ltd. will be held to approve an amendment to the Company’s Articles of Incorporation to change its name to Finmetal Mining Ltd.

Only shareholders of record at the close of business on December 11, 2006, the record date, will be entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.

Information concerning the matter to be acted upon at the Special Meeting is set forth in the accompanying Proxy Statement.

All shareholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, we urge you to mark, sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the Special Meeting may vote in person even if he or she returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Daniel Hunter
Daniel Hunter
Chief Executive Officer

Calgary, Alberta

December 22, 2006

GONDWANA ENERGY, LTD.

PROXY STATEMENT

Special Meeting of Shareholders

January 23, 2007

SOLICITATION OF PROXIES, REVOCABILITY AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Gondwana Energy, Ltd., a Nevada corporation (the “Company”), for use at a Special Meeting of Shareholders or any postponement or adjournment thereof (the “Meeting”). The Meeting is scheduled to be held on Tuesday, January 23, 2007 commencing at 10:00 a.m. local time, at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1225 17th Street, Suite 2300, Denver, Colorado 80202.

This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about December 22, 2006.

Outstanding Shares and Voting Rights

The Board of Directors of the Company (the “Board of Directors”) has set the close of business on December 11, 2006 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 27,038,176, shares of the Company’s common stock (“Common Stock”) outstanding. These securities constitute the only class of securities entitled to vote at the Meeting.

The holder of each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be considered.

Quorum and Voting

The presence at the Meeting, in person or by proxy, of the holders of shares representing a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business.

Required Vote for Amendment to Articles of Incorporation

The proposal to amend the Company’s Articles of Incorporation requires the approval of a majority of the votes represented by the shares of stock present and entitled to vote thereon. Therefore, abstentions will have the same effect as votes against such proposal. Broker non-votes will be treated as shares not entitled to vote and will not be included in the calculation of the number of votes represented by shares present and entitled to vote.

Revocability of Proxies

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company or by the presentation at the Meeting of an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the Meeting and the casting of a written ballot in person. Unless so revoked, the shares represented by proxies will be voted at the Meeting in accordance with the instructions on the proxy card or, as to any matter as to which no instructions are given, FOR the proposal.

Solicitation

The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card, and any additional material which may be furnished to shareholders by the Company. The Company’s solicitation of proxies will be made by the use of the mails and through direct communication with certain shareholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation therefor.

PROPOSAL

AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors has approved, subject to shareholder approval, an amendment to the Company’s Articles of Incorporation to change the name of the Company to Finmetal Mining Ltd. The Board of Directors has determined that this amendment is advisable and in the best interests of the Company and its shareholders.

The affirmative vote of the majority of the votes represented by the holders of shares present in person or represented by proxy and entitled to vote at the Meeting will be required to amend the Articles of Incorporation.

On November 27, 2006 the Company completed the acquisition of FinMetal Mining Oy, a company organized under the laws of Finland. Pursuant to the agreement, the Company has also agreed to change its name to more accurately reflect its new business. On November 27, 2006 and December 14, 2006 we added Peter Löfberg and Robert A. Horn, respectively, to the Board of Directors.

The Board of Directors recommends a vote FOR the Proposal.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our shares of common stock at December 11, 2006 by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) our executive officers, and (iv) by all directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Daniel Hunter Suite 700, One Executive Place 1816 Crowchild Trail N.W. Calgary, Alberta, Canada T2M 3Y7	1,500,000	6%
Common	Peter Löfberg Kiviaidankatu 2B FIN - 33250 Tampere, Finland	1,000,000	4%
Common	Robert A. Horn 2557 Killarney Road Victoria, British Columbia, Canada V8P 3G6	0	0%
Common	Kenneth C. Phillippe Suite 700, One Executive Place 1816 Crowchild Trail N.W. Calgary, Alberta, Canada T2M 3Y7	450,000	2%
Common	Nico Civelli Gerbergasse 5 P.O. Box 7427 Ch-8023 Zurich, Switzerland	0	0%

Total of all directors and executive officers		2,950,000	12%

The percent of class is based on 27,038,176 shares of common stock issued and outstanding as of December 11, 2006. As used in this table, “beneficial ownership” means the sole or shares power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e. the power to dispose of, or to direct the disposition of, a security.) In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date.

GENERAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

With regard to the delivery of annual reports and proxy statements, under certain circumstances the SEC permits a single set of such documents to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder, however, still receives a separate proxy card. This procedure, known as “householding,” reduces the amount of duplicative information received at a household and reduces mailing and printing costs as well.

If one set of these documents was sent to your household for the use of all Company shareholders in your household, and one or more of you would prefer to receive your own set, please contact the Company at the address or telephone number set forth above.

In addition, (i) if any shareholder who previously consented to householding desires to receive a separate copy of the proxy statement or annual report for each shareholder at his or her address or (ii) if any shareholder shares an address with another shareholder and both shareholders of such address desire to receive only a single copy of the proxy statement or annual report, then such shareholder should contact the Company at the address or telephone number set forth above.

Only business specified in the notice of the Special Meeting may be considered at the Special Meeting. Accordingly, no business will be considered at the Special Meeting, or any adjournment or postponement thereof, other than the proposed amendment to the Articles of Incorporation to change the Company’s name to Finmetal Mining Ltd.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Daniel Hunter
Daniel Hunter Chief Executive Officer

Exhibit A

Proposed Amendment to Articles of Incorporation

to

Change the Name of the Company

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

GONDWANA ENERGY, LTD.

Gondwana Energy, Ltd., a Nevada corporation (the “Company”), pursuant to the provisions of the Nevada Revised Statutes, hereby amends its Articles of Incorporation, as filed with the Secretary of State on September 5, 1997, and amended on September 8, 1997 (the “Articles of Incorporation”). This Certificate of Amendment was adopted by vote of the Corporation’s Board of Directors on December 19, 2006, and by vote of the Corporation’s shareholders on January 23, 2007.

The Articles of Incorporation are hereby amended by striking in its entirety Article FIRST and by substituting in lieu thereof the following:

“FIRST: The name of the corporation is Finmetal Mining Ltd.”

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to its Articles of Incorporation to be signed by its Chief Executive Officer this      day of January, 2007.

GONDWANA ENERGY, LTD

Daniel Hunter, Chief Executive Officer

GONDWANA ENERGY, LTD.

PROXY FOR SPECIAL MEETING OF THE SHAREHOLDERS OF GONDWANA ENERGY, LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints DANIEL HUNTER with full power of substitution, as proxy to vote the shares which the undersigned is entitled to vote at a Special Meeting of the Company to be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1225 17th Street, Suite 2300, Denver, Colorado 80202 on January 23, 2007 at 10:00 a.m. Mountain Standard Time, and at any adjournments thereof.

Please mark your votes as indicated [X] Total Number of Shares Held:

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PROPOSAL

Resolved, that the Articles of Incorporation be amended to change the name of the Company to Finmetal Mining Ltd.:

FOR	AGAINST	ABSTAIN
☐	☐	☐

IMPORTANT – PLEASE SIGN AND RETURN PROMPTLY VIA MAIL. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature	Signature
Date	Date

Print Name Here	Print Name Here